WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned President of the Westcore Trust hereby appoint JoEllen L. Legg and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Todger Anderson

Todger Anderson

President

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Mary K. Anstine

Mary K. Anstine

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of April, 2010.

/s/ John A. DeTore

John A. DeTore

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Treasurer of the Westcore Trust hereby appoint JoEllen L. Legg, and Todger Anderson, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Jasper R. Frontz

Jasper R. Frontz

Treasurer

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Jack D. Henderson

Jack D. Henderson

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Rick A. Pederson

Rick A. Pederson

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of April, 2010.

/s/ James A. Smith

James A. Smith

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of April, 2010.

/s/ Douglas M. Sparks

Douglas M. Sparks

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Robert L. Stamp

Robert L. Stamp

Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Janice M. Teague

Janice M. Teague

Trustee